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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Informix Corporation of our report dated October 25, 1996 relating to the financial statements of Unidata, Inc., which appears in the Annual Report on Form 10-K of Ardent Software, Inc. for the year ended
December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                          /s/ PricewaterhouseCoopers LLP

Denver, Colorado
January 20, 2000